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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) FEBRUARY 13, 2002

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                               MAII Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


            Texas                         0-21343                73-1347577
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(State or other jurisdiction            (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)


                             6000 Legacy Drive, 4-E
                               Plano, Texas 75024
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (469) 241-9587

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Reference is made to the Current Report on Form 8-K filed on February 14, 2002 by MAII Holdings, Inc. The Form 8-K is hereby amended to and restated in its entirety as follows:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On February 13, 2002, the board of directors of MAII Holdings, Inc. (the "Company") authorized and approved the dismissal of PricewaterhouseCoopers LLP as the Company's independent accountant. On March 7, 2002, the Company notified PricewaterhouseCoopers LLP of the dismissal.

         The reports of PricewaterhouseCoopers LLP on the financial statements for the two fiscal years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified modified as to uncertainty, audit scope, or accounting principles.

         In connection with its audits for the years ended December 31, 2000 and 1999 and through March 7, 2002 there were no disagreements, with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements that, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused then to make reference in their report on the financial statements for such years.

         (b) The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, date March 27, 2002 is filed as Exhibit 16 to this Form 8.

         (c) The Registrant engaged Singer Lewak Greenbaum & Goldstein LLP as its new independent accountants as of March 7, 2002. During the two most recent fiscal years and through March 7, 2002, the Registrant has not consulted with Singer Lewak Greenbaum & Goldstein LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Singer Lewak Greenbaum & Goldstein concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(l)(v) of Regulation S-K." Singer Lewak Greenbaum & Goldstein LLP were the independent accountants for Car Rental Direct.com, Inc. ("CRD") prior to the Company's acquisition of CRD. CRD is currently the Company's only operating business unit. Singer Lewak Greenbaum & Goldstein LLP conducted the audit and provided the Report of Independent Certified Public Accountants that was included in the Company's amended Current Reports (Form 8K) that were filed by the Company with the Securities and Exchange Commission on October 26, 2001 and October 29, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  16       Letter regarding change in certifying accountant




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MAII HOLDINGS, INC.



Date: March 27, 2002                               By: /s/  Christie S. Tyler
                                                       ------------------------
                                                       Christie S. Tyler,
                                                       Chairman of the Board and
                                                       Chief Executive Officer




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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
  16                    Letter regarding change in certifying accountant